UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2005

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 941-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

In connection with its registration statement on Form S-3 filed with the Securities and Exchange Commission on May 19, 2005, LaSalle Hotel Properties (NYSE: LHO) is filing the exhibits listed in Item 9.01 of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are included with this report:

Exhibit 1.1	Form of Underwriting Agreement for Common Shares
Exhibit 1.2	Form of Underwriting Agreement for Preferred Shares
Exhibit 5	Opinion of DLA Piper Rudnick Gray Cary US LLP re legality
Exhibit 8	Opinion of DLA Piper Rudnick Gray Cary US LLP re tax matters
Exhibit 23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibits 5 and 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: August 3, 2005	BY:	/s/ HANS S. WEGER
Hans S. Weger
Executive Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement for Common Shares

1.2	Form of Underwriting Agreement for Preferred Shares

5	Opinion of DLA Piper Rudnick Gray Cary US LLP re legality

8	Opinion of DLA Piper Rudnick Gray Cary US LLP re tax matters

23.1	Consent of DLA Piper Rudnick Gray Cary US LLP (included in Exhibits 5 and 8)